                                                             Exhibit 99.cert.906

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of H&Q Healthcare Investors, do hereby certify, to such officer's knowledge, that:

     The semi-annual report on Form N-CSR of H&Q Healthcare Investors for the period ended March 31, 2004 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of H&Q Healthcare Investors.

/s/ Daniel R. Omstead                        /s/ Kimberly L. Carroll
---------------------------                  ---------------------------
Daniel R. Omstead                            Kimberly L. Carroll
President                                    Treasurer


A signed original of this written statement required by Section 906 has been provided to H&Q Healthcare Investors and will be retained by H&Q Healthcare Investors and furnished to the Securities and Exchange Commission or its staff upon request. This statement accompanies this report on Form N-CSR pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by H&Q Healthcare Investors for purposes of the Securities and Exchange Act of 1934.